UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

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[ ]	Soliciting Material Pursuant to § 240.14a-12

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of Registrant as Specified in Its Charter)

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Integrated Environmental Technologies, Ltd.

4235 Commerce Street

Little River, South Carolina 29566

(843) 390-2500

April 22, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Integrated Environmental Technologies, Ltd. (“IET”) to be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Suite 300, Red Bank, New Jersey, on May 28, 2015 at 10:00 a.m., local time. Details about the annual meeting, nominees for election to the board of directors and other matters to be acted on at the annual meeting are presented in the notice of annual meeting of stockholders and proxy statement that follow.

At the annual meeting, you will be asked to consider and vote upon the following: (1) the election of six nominees for director; (2) the proposal to approve our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 400,000,000 to 600,000,000; (3) a non-binding advisory resolution approving executive compensation; (4) a non-binding advisory resolution to determine the frequency of the vote to approve a non-binding advisory resolution approving executive compensation; and (5) such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

IET’s board of directors has unanimously approved the actions you are being asked to consider and recommends that you vote FOR each of the nominees for director listed in the accompanying proxy statement and FOR the other proposals contained therein.

It is important that your shares of IET common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. Alternatively, you may vote telephonically or by the internet by following the instructions described in the attached proxy statement. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy by mail, telephonically or through the internet. Your prompt attention is greatly appreciated.

Very truly yours,

Thomas S. Gifford
Secretary

Integrated Environmental Technologies, Ltd.

4235 Commerce Street

Little River, South Carolina 29566

(843) 390-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 28, 2015

To the Stockholders of Integrated Environmental Technologies, Ltd:

NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders of Integrated Environmental Technologies, Ltd. (“IET”) will be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Suite 300, Red Bank, New Jersey, on May 28, 2015 at 10:00 a.m., local time, for the following purposes:

1.	to elect six nominees for director who will serve on our board of directors for the following year and until their successors have been elected and qualify;

2.	to consider and vote on the proposal to approve and adopt our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 400,000,000 to 600,000,000;

3.	to consider and vote on a non-binding advisory resolution approving executive compensation;

4.	to consider and vote on a non-binding advisory resolution to determine the frequency of the vote to approve a non-binding advisory resolution approving executive compensation; and

5.	to transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 31, 2015, are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

IET’s board of directors recommends that you vote FOR each of the nominees for director listed in the accompanying proxy statement and FOR the other proposals contained therein.

Whether or not you expect to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. Alternatively, you may vote telephonically or by the internet by following the instructions described in the attached proxy statement. You may revoke your proxy either by written notice to IET, by submitting a proxy card dated as of a later date or in person at the annual meeting.

By Order of the Board of Directors

Thomas S. Gifford
Secretary

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is being furnished to the holders of common stock, with a par value of $.001 per share, of Integrated Environmental Technologies, Ltd. (“IET” or the “Company”) in connection with the solicitation of proxies by its board of directors for use at the annual meeting of stockholders of IET to be held on May 28, 2015.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2015

This proxy statement, the IET annual report for the year ended December 31, 2014 and the proxy card are available at http://viewproxy.com/ietltd/2015.

General Information

The annual meeting will be held at 10:00 a.m., local time, on May 28, 2015 at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Suite 300, Red Bank, New Jersey. Directions to the offices of Giordano, Halleran & Ciesla, P.C. can be obtained by accessing the firm’s website at www.ghclaw.com. The board of directors has fixed the close of business on March 31, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

At the annual meeting, stockholders of IET will consider and vote on:

1.	six nominees for director who will serve on our board of directors for the following year and until their successors have been elected and qualify;

2.	the amended and restated articles of incorporation that increases the number of authorized shares of common stock from 400,000,000 to 600,000,000;

3.	a non-binding advisory resolution approving executive compensation;

4.	a non-binding advisory resolution to determine the frequency of the vote to approve a non-binding advisory resolution approving executive compensation; and

5.	such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the annual meeting. Presence at the annual meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted “FOR” the election of each of the nominees for director; “FOR” approving the amended and restated articles of incorporation; “FOR” approving, on a non-binding advisory basis, the resolution approving executive compensation; and “FOR” approving, on a non-binding advisory basis, the option of once every year as the frequency with which stockholders are to be provided a non-binding advisory vote on executive compensation. Neither the board nor management of IET is aware, to date, of any matter being presented at the annual meeting other than the proposals listed above, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

Proxies for use at the annual meeting are being solicited by the board of directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by IET. It is not anticipated that any compensation will be paid for soliciting proxies, and IET does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers, employees and other agents of IET, without additional compensation, may solicit proxies personally or by telephone, email, facsimile transmission or special letter. In addition to the solicitation of proxies by mail, IET will request that banks, brokers and other holders of record send proxies and the proxy material to beneficial holders of IET common stock and secure their voting instructions, if necessary.

This proxy statement and the enclosed proxy card are being mailed to stockholders on or before April 22, 2015.

How to Vote

You may vote in person or by proxy. Your execution of a proxy will not in any way affect your right to attend the annual meeting and vote in person. If you are a stockholder of record (that is, if you hold shares that are directly registered in your own name), there are four ways to vote:

●	In Person. You may vote in person at the annual meeting. We will provide you with a ballot when you arrive. Stockholders who plan to attend the annual meeting must present valid photo identification. Stockholders of record will be verified against an official list available at the registration area. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of the record date.

●	Via the Internet. You may vote by proxy via the internet by following the instructions provided on the proxy card.

●	By Telephone. You may vote by proxy via telephone by calling the toll free number found on the proxy card.

●	By Mail. You may vote by proxy via mail by filling out the proxy card (you must be sure to complete, sign and date the proxy card) and returning it in the envelope provided.

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If your shares are held in the name of a bank, broker or other holder of record, which is known as being held in “street name,” you will receive separate voting instructions with your proxy materials. If you hold your shares in street name, your ability to vote by internet or by telephone depends on the voting process of the bank, broker or other holder of record that holds your shares. Although most banks, brokers and other holders of record also offer internet and telephone voting, availability and specific procedures will depend on their voting arrangements. Please follow their directions carefully. If you want to vote shares that you hold in street name at the annual meeting, you must request a legal proxy from the bank, broker, or other holder of record that holds your shares and present that proxy, along with valid photo identification and sufficient proof of share ownership as of the record date, at the annual meeting. We reserve the right to deny admittance to anyone who cannot show valid identification or sufficient proof of share ownership as of the record date.

Quorum and Votes Required

Stockholders of record at the close of business on March 31, 2015 are entitled to one vote for each share of common stock then held by them. As of that date, IET had 303,992,835 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock entitled to be voted at the annual meeting is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the annual meeting for the purpose of determining the existence of a quorum, that are not considered as shares voting or votes cast with respect to any matter to be voted upon at the annual meeting. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote on each matter submitted to stockholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker “non-votes” will not have any effect on any of the matters being submitted to stockholders.

Assuming a quorum is represented at the annual meeting, either in person or by proxy, the following vote is required for each of the following matters:

●	Proposal No. 1 - Election of Directors requires that nominees for director will be elected by a plurality of the votes cast at the annual meeting whether in person or by proxy.

●	Proposal No. 2 - Adoption of Amended and Restated Articles of Incorporation requires the affirmative vote of a majority of the outstanding common stock.

●	Proposal No. 3 - Approval of the Non-Binding Advisory Resolution Approving Executive Compensation requires the affirmative vote of a majority of the votes cast at the annual meeting whether in person or by proxy.

●	Proposal No. 4 - Approval of the Non-Binding Advisory Resolution to Determine the Frequency of the Vote to approve a Non-Binding Advisory Resolution Approving Executive Compensation will be determined by a plurality of the votes cast at the annual meeting whether in person or by proxy.

All votes will be tabulated by the inspector of election appointed at the annual meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The amended and restated bylaws of IET provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the board. Currently, the board has fixed the number of directors at six.

Nomination Process

Effective March 24, 2011, the board established a nominating and corporate governance committee and adopted a formal process by which nominees for director of IET are selected. This committee consists of those members of the board who qualify as independent pursuant to the standards set forth by the Securities and Exchange Commission (the “SEC”) and proposes nominees for director for consideration by the full board.

In making its recommendations to the board, the nominating and corporate governance committee considers, at a minimum, candidates who have expertise that may be useful to IET as well as those candidates who exhibit the highest personal and professional ethics. When considering candidates for director, the nominating and corporate governance committee, in addition to the minimum criteria set forth above, considers various factors, including (1) relevant business experience; (2) independence from management; (3) judgment, skill, integrity and reputation; (4) existing commitments and potential conflicts of interest; (5) financial and accounting background; and (6) the size and composition of the existing board. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

Nominees

It is intended that the proxies solicited by the board will be voted “FOR” the six nominees listed below in the section captioned “Board of Directors” (unless a stockholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the board, the proxies solicited by the board of directors will be voted for such substituted nominee(s) as is (are) selected by the board of directors. The board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of IET. Directors will be elected by a plurality of the votes cast at the annual meeting whether in person or by proxy.

Recommendation of the Board

The board of directors unanimously recommends a vote “FOR” the nominees for director listed below.

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Board of Directors and Executive Officers

The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the board of directors and the executive officers of IET are set forth below:

Name	Age	Principal Occupation or Employment	Director Since
David R. LaVance	61	Chairman, President and Chief Executive Officer of IET	2011

Paul S. Clayson	58	Chairman and Chief Executive Officer of Valuation Impact	2014

Michael D. Donnell	55	Consultant	2014

Anthony Giordano, III	49	President and Chief Executive Officer of Colonial American Bank	2014

David N. Harry	64	Senior Fellow-Technology - Rockwater Energy Solutions, Inc.	2007

Raymond C. Kubacki	70	Chairman, President and Chief Executive Officer of Psychemedics Corporation	2011

Thomas S. Gifford	46	Executive Vice President, Chief Financial Officer and Secretary of IET	N/A

Each candidate for director currently serves as a director of IET until the 2015 annual meeting and has been nominated to serve for an additional one-year term to expire at the next annual meeting of stockholders of IET. Each executive officer shall serve as an officer of the Company until he is unable to serve in such capacity, resigns or is removed by the board.

There are no family relationships among the current executive officers and directors of IET. None of the current executive officers or directors of IET are directors of any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. LaVance who serves as the chairman of Hologic, Inc. (NASDAQ: HOLX) and the chairman of Scivanta Medical Corporation (OTC Bulletin Board: SCVM), Mr. Kubacki, who serves as the chairman of Psychemedics Corporation (NASDAQ: PMD) and Thomas S. Gifford and Anthony Giordano, III, who each serves as a director of Scivanta Medical Corporation (OTC Bulletin Board: SCVM).

Each of Mr. Clayson, Mr. Donnell, Mr. Giordano, Mr. Kubacki and Mr. Harry currently qualifies as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

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Biographical Information

Nominees for Director

David R. LaVance: Mr. LaVance has served as IET’s Chairman, President and Chief Executive Officer since June 16, 2011 and has served as a director of IET since March 3, 2011. From May 22, 2011 to June 16, 2011, Mr. LaVance served as Executive Chairman of IET. He is also the chairman of the board of directors of Hologic, Inc. (NASDAQ: HOLX), a publicly traded medical device company specializing in women’s healthcare products. Hologic is the worldwide leader in digital mammography, molecular diagnostics for women’s health, pap testing and gynecological surgical products. Mr. LaVance has been a director of Hologic since December 2002. From June 2008 through July 2011, Mr. LaVance served as the lead independent director of Hologic and was named chairman of the board of directors in August 2011. Since March 2003, Mr. LaVance has served as the President and Chief Executive Officer and the chairman of board of directors of Scivanta Medical Corporation (OTC Bulletin Board: SCVM), a publicly traded medical device company that has a license to a cardiac monitoring technology. Since August 1997, Mr. LaVance has served as the President and co-founder of Century Capital Associates LLC, a consulting firm providing business and transaction advisory services. Mr. LaVance was formerly a Managing Director of KPMG Health Ventures, an advisory group providing investment banking services to healthcare companies. Mr. LaVance received a B.A. degree from Furman University and a J.D. degree from Washington College of Law of the American University. As our President and Chief Executive Officer, Mr. LaVance has direct responsibility for IET’s strategy and operations. This position, together with his many years of experience in corporate management, makes him an invaluable contributor to the board.

Paul S. Clayson: Mr. Clayson has served as a director of IET since December 15, 2014. He has over 30 years of experience as a business owner, strategic planning expert, financial and investment strategist and a senior political advisor. He has served as Chairman and Chief Executive Officer of Valuation Impact, a global executive mentoring and consulting company focused on helping start-up and growth-stage companies, since January 2014. He also has served as Chief Executive Officer of CONVERT2, a start-up energy company focused on conversion of fleet vehicles from fossil fuels to natural gas and other alternative fuels, since July 2004. Mr. Clayson currently serves on the board of directors of Solan, Inc, a graphene materials company; RDSolutions, Inc., a biotechnology company and SimplEExchange, Inc., a healthcare exchange tools company. He also currently serves on the boards of advisors of eSurface, Inc., a printed circuit board and semiconductor manufacturing company and Peace Field, Ltd., an investment and merchant banking firm. He has previously served as Executive Chairman, President and Chief Executive Officer of HzO, Inc., an advanced nano-materials technology company that makes electronic devices water resistant, from August 2011 to July 2014; and as Chairman and Chief Executive Officer of nCoat, Inc., a nanotechnology materials development and manufacturing company, from March 2004 to April 2011. Mr. Clayson attended the University of Utah for three years where he studied political science and business management and has completed two M.B.A. Executive Boot Camps at University of Michigan in Corporate Strategic Planning and Strategic Market Planning. Mr. Clayson’s mix of leadership, management, strategic and finance skills and experience, enable him to provide important experience and insights to the board.

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Michael D. Donnell: Mr. Donnell has served as a director of IET since December 15, 2014. Mr. Donnell has over 25 years of experience in leading publicly-traded and private technology- based companies ranging in size from start-ups to organizations with over 1,500 employees. He previously served as the President and Chief Executive Officer of onePhone, Inc., a mobile phone software company, from June 2012 to December 2013. Prior thereto, he served as on executive officer of several technology and communications based companies. Mr. Donnell has also served on the boards of directors of eSoft, Inc. from October 2010 to January 2013 and Nexaira, Inc. from May 2010 to October 2011. Mr. Donnell received a B.A. degree in finance from Central Oklahoma University. Mr. Donnell’s mix of leadership, management, strategic and finance skills and experience, enable him to provide important experience and insights to the board.

Anthony Giordano, III: Mr. Giordano has served as a director of IET since December 15, 2014. He is currently the President and Chief Executive Officer and a director of Colonial American Bank, which is currently headquartered in Middletown, New Jersey. From January 1, 2005 through November 30, 2010, Mr. Giordano served as the Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Central Jersey Bancorp, a publicly traded bank holding company (NASDAQ: CJBK), from January 2005 through the date of the consummation of the merger of Central Jersey Bancorp and Kearny Financial Corp. in November 2010. Prior thereto, he served in various executive and senior account positions with various financial institutions. Mr. Giordano received an M.B.A. degree from Monmouth University and a B.S. degree in finance from Kean University. Mr. Giordano’s mix of leadership, management, strategic and finance skills and experience enable him to provide important accounting and finance experience and management insights to the board.

David N. Harry: Mr. Harry has served as a director of IET since June 21, 2007. Mr. Harry is a Senior Technology Fellow with Rockwater Energy Solutions, Inc. and is the former Executive Vice President and Chief Technical Officer of Benchmark Performance Group, Inc. In 2011, Benchmark was rolled-up as one of the founding companies of Rockwater. Rockwater is a leading provider of services and products related to the management and treatment of water, and the development of chemicals for use in the oil and gas industry. Mr. Harry joined Benchmark in 1984 to assist it with its growing dry and liquid chemical blending business. Mr. Harry was Benchmark’s Chief Technical Officer from 1990 through 2011, directing all of Benchmark’s quality control, technical support and product development activities. Mr. Harry began his career as an analytical chemist in 1977. Mr. Harry is a member of the Society of Petroleum Engineers and the American Chemical Society. He received his B.S. degree and M.S. degree from Stephen F. Austin State University and conducted post-graduate work in limnology and hydrology at Texas A&M University. Mr. Harry’s scientific background and understanding of our technology and its applications, particularly in the area of oil and gas, enable him to provide important insights to the board.

Raymond C. Kubacki: Mr. Kubacki has served as a director of IET since March 3, 2011. Since 1991, Mr. Kubacki has served as the President and Chief Executive Officer of Psychemedics Corporation (PMD: NASDAQ), the world’s largest supplier of drugs of abuse testing using hair analysis. He has also served as Chairman of the Board of Psychemedics Corporation since 2003. Prior to joining Psychemedics Corporation, he held a number of senior management positions in finance, marketing, and manufacturing with Reliance Electric Company and Acme-Cleveland Corporation and as an investment officer at Massachusetts Financial Services Company. Mr. Kubacki currently serves on the board of trustees of the Center for Excellence in Education, a non-profit organization dedicated to nurturing careers of excellence and leadership in science and technology for academically gifted high school and college students. Mr. Kubacki received his B.A. degree from Harvard University and his M.B.A. from Harvard Business School, and also holds an Executive Masters Professional Director Certification, the highest level award, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Kubacki’s mix of leadership, management, strategic and finance skills and experience, enable him to provide important experience and insights to the board.

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Non-Director Executive Officer

Thomas S. Gifford: Mr. Gifford has served as IET’s Chief Financial Officer since May 22, 2011 and as its Executive Vice President and Secretary since June 16, 2011. Mr. Gifford is also the Vice President and co-founder of Century Capital Associates LLC. Since March 2003, he has also served as the Executive Vice President, Chief Financial Officer and Secretary of Scivanta Medical Corporation (OTC Bulletin Board: SCVM), a publicly traded medical device company that is developing a cardiac monitoring system. Mr. Gifford was formerly a Manager and Associate Director of KPMG Health Ventures, an advisory group providing investment banking services to healthcare companies and an accountant for KPMG Peat Marwick LLP. He is a licensed attorney in New York and New Jersey and is a Certified Public Accountant. Mr. Gifford received a B.S. degree from Rutgers University and a J.D. degree from Seton Hall University School of Law.

CORPORATE GOVERNANCE

General

The Company believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. The board of directors of the Company has responsibility for establishing broad corporate policies and reviewing the overall performance of the Company. The Company’s officers are responsible for day-to-day operations. The board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through reports and presentations at board and committee meetings.

The board of directors has delegated certain of its oversight responsibilities to three standing committees: a nominating and corporate governance committee, a compensation committee and an audit committee, each of which is comprised solely of independent directors (see “Independence” below). Each of the above committees operates under a separate charter that has been approved by the board of directors and is posted on the Company’s web site at www.ecotreatments.com. All members of the standing committees are nonemployee directors.

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The Company has in place a Chief Executive and Senior Financial Officer Code of Ethics. The Chief Executive and Senior Financial Officer Code of Ethics is available for viewing on IET’s website at www.ecotreatments.com.

Independence

Under the rules of the NASDAQ, a majority of the directors and all of the members of the audit committee must qualify as independent directors. The board conducts an annual review of the independence of the members of the board and its committees. Although the board has not adopted categorical standards of materiality for independence purposes (other than those set forth in the NASDAQ listing standards), information provided by the directors and the Company did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial), which would impair the independence of any of the nonemployee directors.

Certain Relationships and Related-Party Transactions

The board has adopted a policy whereby the audit committee is responsible for reviewing any proposed related-party transaction. The types of transactions covered by the policy include payments for products or services to or indebtedness to or from, related parties, as defined in Item 404(b) of Regulation S-K under the federal securities laws. The audit committee has determined that there were no related-party transactions with any related party in fiscal 2014 that would require disclosure under Item 404(a) of Regulation S-K.

Board of Director Meetings and Committees

The board of directors of IET conducts business through meetings of the board and sometimes by unanimous written consent. In addition, the board sometimes conducts business through its committees. The board of directors for the year ended December 31, 2014 consisted of: David R. LaVance, Paul S. Clayson, Michael D. Donnell, Anthony Giordano, III, Raymond C. Kubacki, David N. Harry and E. Wayne Kinsey, III. Valgene L. Dunham, Ph.D., was a member of the Company’s board of directors during fiscal 2014 until December 15, 2014, when he retired from the board.

During fiscal 2014, the board held three meetings, with each director of IET serving on the board in fiscal 2014 attending at least 75% of the total number of meetings of the board of directors and the committees of which such director was a member, except for E. Wayne Kinsey, III, who only attended 33% of the meetings due to medical issues.

The Company encourages all incumbent directors, as well as all nominees for election as director, to attend the annual meeting.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee for fiscal 2014 consisted of Raymond C. Kubacki, David N. Harry and Valgene L. Dunham, Ph.D, until his retirement from the board of directors of IET on December 15, 2014. Dr. Dunham was the Chairman of the nominating and corporate governance committee until his retirement from the board. Following Dr. Dunham’s retirement and for the remainder of fiscal 2014, there was no chairman of the nominating and corporate governance committee. On January 9, 2015, the board restructured it standing committees and elected Raymond C. Kubacki, David N. Harry and Michael D. Donnell as the members of the nominating and corporate governance committee, and named Mr. Donnell as Chairman of such committee.

Each of Mr. Kubacki, Mr. Harry and Mr. Donnell qualifies as an independent director and Dr. Dunham, during his tenure, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

The nominating and corporate governance committee is charged with identifying and screening candidates, consistent with criteria approved by the board of directors, and making recommendations to the board of directors as to persons to be nominated by the board of directors for election thereto by the stockholders or to be chosen by the board of directors to fill newly created directorships or vacancies on the board of directors. In addition, the nominating and corporate governance committee is to review, evaluate and make recommendations to the board regarding the Company’s corporate governance policies and practices, review and evaluate the Company’s executive officers on matters unrelated to compensation and to carry out such other responsibilities set forth in the amended and restated nominating and corporate governance charter which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ecotreatments.com.

The nominating and corporate governance committee identifies board candidates through numerous sources, including recommendations from directors, executive officers and stockholders of the Company. The nominating and corporate governance committee evaluates identified board candidates based on the criteria established by and periodically reviewed by the nominating and corporate governance committee. The nominating and corporate governance committee seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, integrity, prior experience, the interplay of the candidate’s experience with the experience of other board members, the extent to which the candidate would be desirable as a member of any committees of the board, and the candidate’s willingness to devote the time and effort required for board responsibilities, without a particular diversity. Selected candidates are interviewed by members of the nominating and corporate governance committee and certain other board members. Based on the foregoing, the nominating and corporate governance committee makes recommendations to the board with respect to director nominees. During fiscal 2014, the nominating and corporate governance committee met one time.

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The Company’s stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates at the Company’s 2016 annual meeting by submitting their names and appropriate background and biographical information to the Nominating and Corporate Governance Committee, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566 not later than December 31, 2015. Assuming that the appropriate information has been timely provided, the nominating and corporate governance committee will consider these candidates substantially in the same manner and under the same criteria as it considers other board candidates it identifies.

Compensation Committee

The compensation committee for fiscal 2014 consisted of Raymond C. Kubacki, David N. Harry and Valgene L. Dunham, Ph.D, until his retirement from the board of directors of IET on December 15, 2014. Mr. Kubacki was the Chairman of the compensation committee during fiscal 2014. On January 9, 2015, the board restructured its standing committees and elected Paul S. Clayson, Michael D. Donnell and Anthony Giordano, III as the members of the compensation committee, and named Mr. Clayson as Chairman of such committee.

Each of Mr. Clayson, Mr. Donnell and Mr. Giordano qualifies as an independent director and each of Mr. Kubacki, Mr. Harry and Dr. Dunham, during their respective tenures, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC.

The compensation committee is responsible for determining whether IET’s compensation and benefits packages are suitable, do not provide excessive benefits or result in material financial loss to IET or create incentives for excessive risk taking. The compensation committee is also responsible for approving compensation packages and plans for senior management and recommending to the board compensation for directors as well as such other responsibilities set forth in the amended and restated compensation committee charter which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ecotreatments.com. The compensation committee also administers the Company’s 2010 Stock Incentive Plan and the 2012 Equity Incentive Plan. During fiscal 2014, the compensation committee did not meet.

Audit Committee

The audit committee for fiscal 2014 consisted of Raymond C. Kubacki, David N. Harry and Valgene L. Dunham, Ph.D, until his retirement from the board of directors of IET on December 15, 2014. Mr. Kubacki is the Chairman of the audit committee. On January 9, 2015, the board restructured its standing committees and elected Raymond C. Kubacki, Paul S. Clayson and Anthony Giordano, III as the members of the audit committee, and named Mr. Kubacki as Chairman of such committee.

Each of Mr. Kubacki, Mr. Clayson and Mr. Giordano qualifies as an independent director and each of Mr. Harry and Dr. Dunham, during their respective tenures, qualified as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC. In addition, the board has determined that Mr. Kubacki qualifies as an audit committee financial expert by SEC rules.

The audit committee’s primary responsibility is to assist the board in fulfilling its oversight responsibilities with respect to financial reports and other financial information, as well as such other responsibilities set forth in the amended and restated charter of the audit committee which was adopted on March 2, 2012 and is available for viewing on IET’s website at www.ecotreatments.com. During fiscal 2014, the audit committee met four times.

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Board Leadership Structure

Our board as of December 31, 2014 was comprised of five independent directors, one employee director and one non-employee/non-independent director. Mr. LaVance has served as Chairman of the Board, President and Chief Executive Officer since June 16, 2011, and has been a member of our board since March 3, 2011. Our independent, experienced directors constitute a majority of our board, which we believe benefits IET and its stockholders. IET currently does not have a “lead” independent director.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that IET is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for IET. We believe IET, like many U.S. companies, has been well-served by this leadership structure.

Risk Oversight

Our board is responsible for overseeing the Company’s risk management process. The board focuses on IET’s general risk management strategy and the most significant risks facing IET, and ensures that appropriate risk mitigation strategies are implemented by management. The board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The board has delegated to the audit committee oversight of IET’s risk management process. Among its duties, the audit committee reviews with management (a) IET’s policies with respect to risk assessment and management of risks that may be material to IET, (b) IET’s system of disclosure controls and system of internal controls over financial reporting, and (c) IET’s compliance with legal and regulatory requirements. The audit committee is also responsible for reviewing major legislative and regulatory developments that could materially impact IET’s contingent liabilities and risks. Our full board also considers and addresses risk as it performs its responsibilities. All committees report to the full board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

IET’s management is responsible for day-to-day risk management. Our President and Chief Executive Officer as well as our Executive Vice President and Chief Financial Officer undertake primary responsibility for monitoring and testing for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business of IET. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing IET and that our board leadership structure supports this approach.

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Executive Sessions of Nonemployee Directors

The board and its committees generally hold executive sessions of its nonemployee directors at each meeting. The Chairman of the audit committee generally serves as the Chairperson for executive sessions of the board.

Communications between Stockholders and the Board

Interested parties, including stockholders, may communicate directly with the Chairman of the audit committee or the nonemployee directors as a group by writing to those individuals or the group at the following address: Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566. If correspondence is received by the Corporate Secretary, it will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the board. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist IET in effectively addressing your concern, you may choose to remain anonymous, and IET will use its reasonable efforts to protect your identity to the extent appropriate or permitted by law.

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of IET’s previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

The audit committee, as in place effective January 9, 2015, reviewed and discussed with IET’s management the audited consolidated financial statements of IET for the year ended December 31, 2014. In addition, the audit committee discussed with RBSM, LLP, IET’s independent registered public accountants, those matters required to be discussed under Auditing Standard No. 16 “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee also received the written disclosures and the independence letter from RBSM, LLP as required by PCAOB Rule 3526 and has discussed with RBSM, LLP its independence from the Company.

Based on the audit committee’s review and discussions noted above, the audit committee, as in place effective January 9, 2015, recommended to the board that IET’s audited consolidated financial statements for the year ended December 31, 2014 be included in its annual report on Form 10-K for the year ended December 31, 2014 and that such Form 10-K be filed with the SEC.

Raymond C. Kubacki, Chairman

Paul S. Clayson

Anthony Giordano, III

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Change in Independent Registered Public Accounting Firms

On February 23, 2015, the Company had to dismiss L.L. Bradford & Company, LLC as the Company’s independent registered public accounting firm because the Company was informed by L.L. Bradford & Company, LLC that it would no longer provide independent registered public accounting services to SEC reporting companies. This change was required because the L.L. Bradford & Company, LLC’s partners that provided such services left its firm and joined RBSM, LLP. The Company engaged RBSM, LLP as its independent registered public accounting firm effective February 23, 2015. The decision to change accountants was approved by the Company’s audit committee.

The L.L. Bradford & Company, LLC’s audit report on the consolidated financial statements of the Company for the year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the year ended December 31, 2013 contained an uncertainty about the Company’s ability to continue as a going concern.

During the two years ended December 31, 2014 and through the interim period ended February 23, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with L.L. Bradford & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of L.L. Bradford & Company, LLC, would have caused it to make reference thereto in its reports on the financial statements for such periods.

During the two years ended December 31, 2014 and through the interim period ended February 23, 2015, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining RBSM, LLP, the Company did not consult with RBSM, LLP regarding either: (1) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (2) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On February 23, 2015, the Company provided L.L. Bradford & Company, LLC with the Company’s disclosures in its current report on Form 8-K dated February 23, 2015 and requested in writing that the L.L. Bradford & Company, LLC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with such disclosures. The L.L. Bradford & Company, LLC’s response is filed as an exhibit to the Company’s current report on Form 8-K dated February 23, 2015.

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Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees. IET was billed $20,500 by RBSM, LLP and $9,750 by L.L. Bradford & Company, LLC for audit fees relating to IET’s year ended December 31, 2014. IET was billed $27,500 by L.L. Bradford & Company, LLC and $2,750 by Weaver, Martin & Samyn, LLC for audit fees relating to IET’s year ended December 31, 2013. Audit fees consisted of fees for the audit of IET’s annual consolidated financial statements and reviews of quarterly consolidated financial statements as well as services normally provided in connection with statutory and regulatory filings, including filings with the SEC.

Audit Related Fees. IET did not incur any fees associated with audit-related services with RBSM, LLP, L.L. Bradford & Company, LLC, Weaver, Martin & Samyn, LLC, or any other accounting firm, relating to the years ended December 31, 2014 and 2013.

Tax Fees. IET did not incur any fees associated with tax services with RBSM, LLP, L.L. Bradford & Company, LLC or Weaver, Martin & Samyn, LLC related to the years ended December 31, 2014 and 2013.

All Other Fees. IET did not incur any fees associated with non-audit services with RBSM, LLP, L.L. Bradford & Company, LLC, Weaver, Martin & Samyn, LLC relating to the years ended December 31, 2014 and 2013.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the audit committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to IET that are prohibited by law or regulation.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of the Company’s board of directors who are not named executive officers for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul S. Clayson (3)	$-	$-	$-	$-	$-	$-	$-
Michael D. Donnell (3)	$-	$-	$-	$-	$-	$-	$-
Valgene L. Dunham, Ph.D.	$12,500	$-	$816	$-	$-	$-	$13,316
Anthony Giordano, III (3)	$-	$-	$-	$-	$-	$-	$-
David N. Harry	$12,000	$-	$742	$-	$-	$-	$12,742
Raymond C. Kubacki	$12,500	$-	$1,307	$-	$-	$-	$13,807
E. Wayne Kinsey, III	$10,500	$-	$372	$-	$-	$-	$10,872

(1)	Effective March 14, 2012, the compensation committee approved cash compensation for non-executive directors consisting of: (a) annual retainer of $10,000; (b) in-person meeting fee of $2,000 per meeting; and (c) telephonic meeting fee of $500 per meeting. On July 1, 2014, IET issued an aggregate of 286,364 shares of common stock as settlement of $15,750 of fees due for the period commencing January 1, 2014 through June 30, 2014 as follows: Mr. Kubacki – 118,182 shares of common stock; Mr. Harry – 109,091 shares of common stock; and Dr. Dunham – 59,091 shares of common stock). During fiscal 2014, IET offset the $8,470 of director fees due to Mr. Kinsey against accounts receivable due from Mr. Kinsey related to the purchase of IET’s solutions and related products.

(2)	Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown are the compensation costs we recognized in the fiscal year 2014 in accordance with Accounting Standards Codification 718, Stock Compensation (“ASC 718”). The accounting for stock based compensation and the assumptions used to calculate the value of the option grants are set forth under Note 2 “Summary of Significant Accounting Policies: Stock-Based Compensation” and Note 12 “Stockholders’ Equity (Deficiency),” respectively, of our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.

(3)	Joined the board on December 15, 2015.

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EXECUTIVE COMPENSATION

Overview of Compensation Program

The compensation committee has responsibility for establishing, implementing and continually monitoring adherence to the Company’s compensation philosophy. The compensation committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The compensation committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual performance goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance with the ultimate objective of improving stockholder value. The compensation committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of similarly sized public companies. To that end, the compensation committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation and that its executives’ performance should be rewarded as measured against established goals.

Role of Executive Officers in Compensation Decisions

The compensation committee makes all compensation decisions for the executive officers, but takes into account the recommendations of the President and Chief Executive Officer when making compensation decisions with respect to the executive officers.

The President and Chief Executive Officer annually reviews the performance of each other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the compensation committee. The compensation committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

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Executive Compensation Components

The compensation and benefit packages to the executive officers currently include salaries, bonuses and eligibility for equity-based awards such as stock options.

When reviewing compensation arrangements for an executive officer, the compensation committee shall consider the following matters: (1) the combined value of all cash and non-cash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at IET; (3) the financial condition and prospects of IET; and (4) comparable compensation practices at similar companies, based upon factors such as revenue, profitability and size.

Base Salaries

The base salary of each of our executive officers is determined by the compensation committee based on an evaluation of the responsibilities of that particular position, each executive officer’s historical salary earned in similar management positions with the Company or other companies, and the compensation committee’s general review of executive base salaries in similar businesses. The salary component is designed to provide the executive officer with consistent income and to attract and retain talented and experienced executives capable of managing our operations and strategic growth. Annually, the performance of each executive officer is reviewed by the compensation committee using information and evaluations provided by the President and Chief Executive Officer with respect to the other executive officers and its own assessment of the Chief Executive Officer, taking into account our operating and financial results for the year, a subjective assessment of the contribution of each executive officer to such results, the achievement of our strategic growth and any changes in our executive officers’ roles and responsibilities.

Annual Bonuses

IET’s annual performance bonuses are intended to provide a direct cash incentive to executive officers and other key employees for a variety of performance measures.  These performance measures include both operating and financing achievements attained by the Company during the fiscal year under review and the level of importance of these achievements to the Company, as determined by the compensation committee.

Long-Term Equity Awards

The compensation committee believes that it is essential to align the interests of the executive officers with the long-term interests of the Company and the Company’s stockholders, and believes the best way to accomplish this alignment is through awards of long-term, equity-based compensation. The compensation committee has also identified the need to recruit and retain experienced, high-performing executives, and equity-based awards assist in such recruitment and retention. As of March 31, 2015, the Company had 37,500,000 shares of common stock reserved for issuance, whether through the exercise of stock options or otherwise, under its 2012 Equity Incentive Plan.

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Summary of Executive Compensation

The following table sets forth information concerning the annual and long-term compensation for IET’s President and Chief Executive Officer during the year ended December 31, 2014 and each other executive officer of IET whose total annual salary and bonus for the year ended December 31, 2014 exceeded $100,000, collectively referred to herein as the named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David R. LaVance,	2014	$235,000	$117,500 (2)	$-	$17,527	$-	$-	$-	$370,027
President and Chief Executive Officer	2013	$235,000	$-		$17,520	$-	$-	$-	$252,520

Thomas S. Gifford,	2014	$200,000	$100,000 (2)	$-	$11,687	$-	$-	$-	$311,687
Executive Vice President, Chief Financial Officer and Secretary	2013	$200,000	$-	$-	$11,680	$-	$-	$-	$211,680

(1)	Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs we recognized in the years 2014 and 2013 in accordance with ASC 718. The accounting for stock-based compensation and the assumptions used to calculate the value of the warrant issuances are set forth under Note 3 “Summary of Significant Accounting Policies: Stock-Based Compensation” and Note 12 “Stockholders’ Equity (Deficiency),” respectively, of our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.

(2)	Fifty percent of this bonus has been paid and the remaining balance will be paid upon achievement by the Company of certain capital requirements.

Employment Agreements

There are no employment agreements with any of IET’s current executive officers.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information about all equity compensation awards held by the Named Executive Officers at December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards							Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Not Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David R. LaVance	4/15/11	909,091 (1)	-	-	$0.07	4/15/21	-	$-	-	$-
President and	5/23/11	3,100,000 (2)	-	-	$0.09	5/23/21	-	$-	-	$-
Chief Executive Officer	3/27/12	1,500,000 (3)	-	-	(3)	3/27/22	-	$-	-	$-
Thomas S. Gifford	4/15/11	909,091 (1)	-	-	$0.07	4/15/21	-	$-	-	$-
Executive Vice President,	5/23/11	3,100,000 (2)	-	-	$0.09	5/23/21	-	$-	-	$-
Chief Financial Officer and Secretary	3/27/12	1,000,000 (3)	-	-	(3)	3/27/22	-	$-	-	$-

(1)	On April 21, 2011, IET issued warrants to its independent directors as partial consideration for service in 2011 as members of the board and related committees. At the time of the issuance, Mr. LaVance was an independent director and was issued a warrant to purchase 1,818,182 shares of common stock. The warrant is exercisable at $0.07 per share for a term of ten years and vested upon issuance. On December 27, 2011, Mr. LaVance assigned the right to purchase 909,091 of the shares of common stock underlying the warrant to Mr. Gifford.

(2)	On May 23, 2011, IET issued warrants to purchase a total of 6,200,000 shares of its common stock to IET’s executive officers. Mr. LaVance was issued a warrant to purchase 3,100,000 shares of common stock and Mr. Gifford also was issued a warrant to purchase 3,100,000 shares of common stock. These warrants are exercisable at $0.09 per share for a term of ten years and are fully vested.

(3)	On March 27, 2012, IET granted incentive stock options to purchase an aggregate of 5,000,000 shares of IET’s common stock under the 2010 Stock Incentive Plan as follows: Mr. LaVance – 3,000,000 shares, and Mr. Gifford – 2,000,000 shares. An aggregate of 2,500,000 shares of common stock underlying the incentive stock options (1,500,000 shares for Mr. LaVance and 1,000,000 shares for Mr. Gifford), with exercise prices ranging from $0.10 to $0.30 per share, expired in accordance with the terms of the incentive stock option agreements. An aggregate of 2,500,000 shares of common stock underlying the incentive stock options (1,500,000 shares for Mr. LaVance and 1,000,000 shares for Mr. Gifford), with exercise prices ranging from $0.10 to $0.30 per share, are vested and available for purchase. Each of the incentive stock options has a ten-year term.

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EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plans

The Company currently has two stock option/stock compensation plans in place: the 2010 Stock Incentive Plan and the 2012 Equity Incentive Plan (the “Equity Incentive Plans”). The Equity Incentive Plans are maintained to allow the Company to compensate employees, directors and consultants and other persons providing bona-fide services to the Company or to compensate officers, directors and employees through the award of shares of the Company’s common stock and securities exercisable for shares of the Company’s common stock.

The 2010 Stock Incentive Plan was approved by the stockholders in September 2010. The Company had reserved for issuance an aggregate of 10,000,000 shares of common stock under the 2010 Stock Incentive Plan. As of March 31, 2015, stock options to purchase 3,846,920 shares of the Company’s common stock were outstanding under the 2010 Stock Incentive Plan and 90,500 shares of the Company’s common stock had been issued under the 2010 Stock Incentive Plan. As a result of the adoption of the Company’s 2012 Equity Incentive Plan, no further awards are permitted under the 2010 Stock Incentive Plan.

The 2012 Equity Incentive Plan was approved by the stockholders in May 2012. The 2012 Equity Incentive Plan is designed to encourage and enable employees and directors of the Company to acquire or increase their holdings of common stock and other proprietary interests in the Company. The 2012 Equity Incentive Plan is intended to promote these individuals’ interests in the Company, thereby enhancing the efficiency, soundness, profitability, growth and stockholder value of the Company. The 2012 Equity Incentive Plan provides for grants and/or awards in the form of incentive and non-qualified stock option grants, stock appreciation rights, restricted stock awards, performance share awards, phantom stock awards and dividend equivalent awards.

The original aggregate number of shares of common stock which could be awarded under the 2012 Equity Incentive Plan was 14,000,000 shares, subject to adjustment as provided in the 2012 Equity Incentive Plan. As of December 31, 2014, options to purchase 1,000,000 shares of the Company’s common stock were outstanding under the 2012 Equity Incentive Plan and up to 13,000,000 shares of the Company’s common stock were available for awards under the 2012 Equity Incentive Plan. Effective February 25, 2015, as permitted under the 2012 Equity Incentive Plan, the Company’s board of directors increased the number of shares of common stock that could be awarded under the 2012 Equity Incentive Plan to 37,950,000 shares. As of March 31, 2015, options to purchase 450,000 shares of the Company’s common stock were outstanding under the 2012 Equity Incentive Plan and up to 37,500,000 shares of the Company’s common stock were available for awards under the 2012 Equity Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2014 on the number of securities to be issued upon the exercise of outstanding options and the number of securities remaining available for future issuance under the Equity Incentive Plans and the number of securities to be issued upon the exercise of outstanding warrants under equity compensation arrangements not approved by the stockholders.

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EQUITY COMPENSATION PLAN TABLE

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders (1)	4,846,920	$0.15	13,000,000
Equity compensation arrangements not approved by security holders (2)	14,346,378	$0.09	-
Total	19,193,298	$0.11	13,000,000

(1)	IET currently has no equity compensation plans other than the Equity Incentive Plans described herein which have been approved by its stockholders.

(2)	Represents warrants to purchase common stock that were outstanding as of December 31, 2014. These warrants were issued as compensation for services rendered to IET. See discussion below for additional information.

Equity Compensation Arrangements Not Approved by the Security Holders

Warrant Issued to Zanett as Loan Fee – December 2010

On December 9, 2010, the Company issued a warrant to purchase 1,500,000 shares of common stock to Zanett as consideration for providing the Company with short term debt financing. The warrant has a five year term and is exercisable at $0.20 per share. As of December 31, 2014, all 1,500,000 shares of common stock underlying the warrant were vested and available for purchase.

Warrants Issued to Independent Directors – April 2011

On April 21, 2011, the Company issued warrants to purchase a total of 4,606,061 shares of the common stock to the Company’s then independent directors as follows: David R. LaVance – 1,818,182 shares; Raymond C. Kubacki – 1,818,182 shares; and Valgene L. Dunham – 969,697 shares. The warrants were issued as partial consideration for service in 2011 as members of the board and related committees. These warrants are exercisable at $0.07 per share for a term of ten years and vested upon issuance. As of December 31, 2014, an aggregate 4,606,061 shares of common stock underlying the warrants were vested and available for purchase.

Warrants Issued to Executive Officers

On May 23, 2011, the Company issued warrants to purchase a total of 6,200,000 shares of common stock in lieu of cash compensation to the Company’s new executive management team. David R. LaVance, the Company’s Chairman, President and Chief Executive Officer, was issued a warrant to purchase 3,100,000 shares of common stock and Thomas S. Gifford, the Company’s Executive Vice President, Chief Financial Officer and Secretary, also was issued a warrant to purchase 3,100,000 shares of common stock. These warrants are exercisable at $0.09 per share, have a term of ten years and vested over a period of eighteen months from the date of issuance. As of December 31, 2014, all 6,200,000 shares of common stock underlying the warrants were available for purchase.

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Warrant Issued as Financing Fee - March 2012

On March 2, 2012, IET issued a warrant to purchase 175,000 shares of the Company’s common stock to an unaffiliated third party as partial consideration for services rendered to IET in connection with a financing. The warrant is exercisable at $0.20 per share, has a term of three years and vested upon issuance. As of December 31, 2014, all 175,000 shares of common stock underlying the warrant were available for purchase.

Warrant Issued as Financing Fee - June 2012

On June 19, 2012, IET issued a warrant to purchase 93,750 shares of its common stock to an unaffiliated third party as partial consideration for services rendered to IET in connection with a financing. The warrant is exercisable at $0.20 per share, has a term of three years and vested upon issuance. As of December 31, 2014, all 93,750 shares of common stock underlying the warrant were available for purchase.

Warrants Issued as Consulting Fee – February, March and April 2013

On each of February 4, 2013, March 4, 2013 and April 1, 2013, IET issued a warrant to purchase 250,000 shares of its common stock (750,000 shares in aggregate) in connection with a consulting agreement with an unaffiliated third party for investor relations services. The warrants are exercisable between $0.035 and $0.044 per share, have a term of three years and vested upon issuance. As of December 31, 2014, all 750,000 shares of common stock underlying the warrants were available for purchase.

Warrants Issued as Financing Fee – August 2013

On August 2, 2013, IET issued a warrant to purchase 401,567 shares of its common stock in connection with a placement agent and advisory services agreement. The warrant is exercisable at $0.0345 per share, has a term of five years and vested upon issuance. As of December 31, 2014, all 401,567 shares of common stock underlying the warrant were available for purchase.

Warrant Issued as Consulting Fee – June 2014

On June 30, 2014, IET issued a warrant to purchase 500,000 shares of its common stock to an unaffiliated third party as payment of consulting services. The warrant is exercisable at $0.06 per share, has a term of two years and vested upon issuance. As of December 31, 2014, all 500,000 shares of common stock underlying the warrant were available for purchase.

Warrant Issued as Consulting Fee – December 2014

On December 1, 2014, IET issued a warrant to purchase 120,000 shares of its common stock to an unaffiliated third party as payment of consulting services. The warrant is exercisable at $0.08 per share, has a term of three years and vested upon issuance. As of December 31, 2014, all 120,000 shares of common stock underlying the warrant were available for purchase.

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PROPOSAL NO. 2 – ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Overview

The board of directors has approved and adopted the amended and restated articles of incorporation of the Company, subject to the approval and adoption by the Company’s stockholders. The amended and restated articles of incorporation will amend and restate the Company’s current articles of incorporation in their entirety. The amended and restated articles of incorporation differ from the current articles of incorporation in that the number of authorized shares of capital stock is increased. The complete amended and restated articles of incorporation are attached to this proxy statement as Appendix A.

Increase in Authorized Shares

Article VI, Section 1 of the current articles of incorporation provides that the Company is authorized to issue a maximum of 400,000,000 shares of common stock. Article VI Section 1 of the amended and restated articles of incorporation increases the number of shares of common stock that the Company is authorized to issue to a maximum of 600,000,000 shares.

The board of directors believes that the increase in the number of shares of authorized capital stock is necessary in order to support the continued growth of the Company. To date, the Company has supported its operations primarily through sales of shares of its common stock, including sales of derivative securities that give the holder rights to acquire shares of the Company’s common stock. Such derivative securities include options to acquire shares of common stock, warrants to purchase shares of common stock and convertible debt instruments that are convertible into shares of common stock. As of March 31, 2015, there were 303,992,835 shares of the Company’s common stock outstanding, which does not include 32,592,731 shares of common stock that are reserved for issuance upon the exercise or conversion of outstanding derivative securities.

The board of directors anticipates that the Company will continue to sell shares of its common stock and common stock-based derivative securities in order to support its operations. As a result, the board has determined that it is necessary to increase the number of authorized shares of capital stock that the Company is authorized to issue in order to accommodate the Company’s continued financing activity.

Vote Required

The approval of stockholders holding a majority of the outstanding shares of the Company’s common stock as of March 31, 2015, the record date for the annual meeting, is required to approve and adopt the amended and restated articles of incorporation.

Recommendation of the Board

The board of directors unanimously recommends that you vote “FOR” the approval and adoption of the amended and restated articles of incorporation.

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PROPOSAL NO. 3 – APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders a non-binding advisory resolution approving executive compensation.  Accordingly, you are asked to approve the compensation of the named executive officers as described under the caption “Executive Compensation”, including the compensation tables and the related narrative discussion, by voting in favor of the following non-binding advisory resolution:

“RESOLVED, that that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation discussion, the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the board of the Company and will not be construed to overrule any decision by the Company or the board or require the board to take any action.  However, the compensation committee and the board will take the outcome of this advisory vote into consideration when considering future compensation arrangements for the named executive officers and whether any adjustments or modifications are warranted.

As discussed in this proxy statement, the compensation committee and the board believe that the Company’s compensation programs and the actual compensation paid to the named executive officers are supportive of the long-term interests of the Company and the creation of value for the Company’s stockholders.

Vote Required

The approval of stockholders holding a majority of the shares of the Company’s common stock cast at the annual meeting, whether in person or by proxy, is required to approve the non-binding advisory resolution approving executive compensation.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” the approval of the non-binding advisory resolution approving executive compensation, as described in this proxy statement.

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PROPOSAL NO. 4 – APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION TO DETERMINE THE FREQUENCY OF THE VOTE TO APPROVE A NON-BINDING ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and the rules and regulations promulgated thereunder provide that, not less frequently than once every six years, an issuer shall include in its proxy statement for its annual meeting of stockholders a non-binding advisory resolution to determine whether a vote to approve a non-binding resolution approving executive compensation, as set forth in Proposal No. 3 above, will be held every year, every two years or every three years.

Accordingly, you are asked to vote on the resolution below to determine whether the vote to approve a non-binding advisory resolution approving executive compensation will be held every year, every two years or every three years.

“RESOLVED, that the non-binding advisory vote required by Section 14A of the Exchange Act to approve the compensation of the named executive officers as determined pursuant to the guidelines of the SEC shall occur (1) every year; (2) every two years; or (3) every three years.”

The specific interval will be determined based on the results of stockholder voting at the annual meeting.

Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the board and will not be construed to overrule any decision by the Company or the board or require the board to take any action.  However, the Company and the board will take the outcome of this advisory vote into account when considering the frequency of the advisory vote to approve the compensation of named executive officers.

After consideration of this proposal, our board has determined that a non-binding advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our board recommends that you vote for a one-year interval for the non-binding advisory vote on executive compensation.

In formulating its recommendation, our board considered that an annual non-binding advisory vote on executive compensation will allow our stockholders to provide us with their input on our compensation of named executive officers as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or you may abstain from voting when you vote in response to this proposal.

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the non-binding advisory vote on executive compensation that has been selected by stockholders.

Board Recommendation

The board of directors unanimously recommends that you vote “FOR” the option of once every year as the frequency with which stockholders are provided a non-binding advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2015, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of common stock, which is the only class of IET capital stock with shares issued and outstanding, by (1) each director and nominee for director of IET, (2) each person who served as IET’s President and Chief Executive Officer during the year ended December 31, 2014 and each other executive officer of IET whose total annual salary and bonus for the year ended December 31, 2014 exceeded $100,000, (3) each person or group of persons known by IET to be the beneficial owner of greater than 5% of IET’s outstanding common stock, and (4) all directors and executive officers of IET as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
David R. LaVance (2)(3)	9,182,341	2.97%
Thomas S. Gifford (4)(5)	7,138,841	2.31%
Raymond C. Kubacki (6)(7)	4,098,224	1.34%
E. Wayne Kinsey, III (6)(8)	59,369,568	19.35%
David N. Harry (6)(9)	978,195	*
Paul S. Clayson (6)	-	-
Michael D. Donnell (6)	-	-
Anthony Giordano, III (6)	-	-
KC Gamma Opportunity Fund, L.P. (10)(11)(12)	26,200,020	8.63%
Alvin Fund, LLC (13)(14)	18,456,064	6.06%
Zanett Opportunity Fund, Ltd. (15)(16)(17)	17,008,049	5.49%
All directors and executive officers as a group (3)(5)(7)(8)(9)	80,767,169	25.20%

* Represents less than 1% of the issued and outstanding shares of common stock.

(1)	In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he, she or it has voting or investment power with respect to such security. This includes shares (a) subject to options and warrants exercisable within sixty days, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

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(2)	Such person serves as IET’s Chairman, President and Chief Executive Officer and maintains a mailing address of 215 Morris Avenue, Spring Lake, New Jersey 07762.

(3)	Includes 909,091 shares of common stock currently available for purchase under the warrant to purchase 1,818,182 shares of common stock issued to Mr. LaVance on April 21, 2011. On December 27, 2011, Mr. LaVance assigned the right to purchase 909,091 shares of common stock underlying the warrant to Thomas S. Gifford. Also includes 3,100,000 shares of common stock currently available for purchase under the warrant issued to Mr. LaVance on May 23, 2011 and 1,500,000 shares of common stock currently available for purchase under the incentive stock option granted to Mr. LaVance on March 27, 2012.

(4)	Such person serves as IET’s Executive Vice President, Chief Financial Officer and Secretary and maintains a mailing address of 215 Morris Avenue, Spring Lake, New Jersey 07762.

(5)	Includes 3,100,000 shares of common stock currently available for purchase under the warrant issued to Mr. Gifford on May 23, 2011 and 909,091 shares of common stock currently available for purchase under the warrant issued by IET to David R. LaVance on April 21, 2011, the right to purchase of which was assigned to Mr. Gifford by Mr. LaVance on December 27, 2011. Also includes 1,000,000 shares of common stock currently available for purchase under the incentive stock option granted to Mr. Gifford on March 27, 2012.

(6)	Such person serves as a director of IET and maintains a mailing address of 4235 Commerce Street, Little River, South Carolina 29566.

(7)	Includes 1,818,182 shares of common stock available for purchase under the warrant issued to Mr. Kubacki on April 21, 2011. Also includes 541,860 shares of common stock currently available for purchase under the non-qualified stock option granted to Mr. Kubacki on March 27, 2012.

(8)	Includes 3,125,000 shares of common stock available for purchase under the warrant issued to Mr. Kinsey on August 17, 2012. Also includes 154,820 shares of common stock currently available for purchase under the non-qualified stock option granted to Mr. Kinsey on March 27, 2012.

(9)	Includes 309,640 shares of common stock currently available for purchase under the non-qualified stock option granted to Mr. Harry on March 27, 2012.

(10)	KC Gamma Opportunity Fund, L.P. (“KC Gamma”) maintains a mailing address at 112 Route 9 North, Sherman, Connecticut 06784.

(11)	Casey Capital, LLC (“Casey Capital”) is the investment manager of KC Gamma. Kevin Casey is the managing member of Casey Capital. Casey Capital and Mr. Casey maintain a mailing address at 112 Route 9 North, Sherman, Connecticut 06784.

(12)	Includes 1,250,000 shares of common stock held by Meghan Casey, Mr. Casey’s wife, and 625,000 shares held in custody for Mr. Casey’s child. Casey Capital and Mr. Casey each disclaim beneficial ownership of the shares of common stock held by KC Gamma, the shares of common stock held by Meghan Casey and the shares of common stock held in custody for Mr. Casey’s child.

(13)	Alvin Fund LLC (“Alvin”) maintains a mailing address 215 West 98th Street, New York, NY 10025.

(14)	Includes 937,500 shares of common stock available for purchase under the warrant issued to Alvin on June 19, 2012.

(15)	Zanett Opportunity Fund, Ltd. (“Zanett”) maintains a mailing address at Appleby Spurling, Canon’s Court, 22 Victoria Street, P.O. Box HM 1179 Hamilton, HM EX, Bermuda.

(16)	McAdoo Capital, Inc. (“McAdoo Capital”) is the investment manager of Zanett. Zachary McAdoo is the President of McAdoo Capital. McAdoo Capital and Mr. McAdoo maintain a mailing address of 135 East 57th Street, 4th Floor, New York, New York 10022.

(17)	Includes 104,406 shares of common stock held by McAdoo Capital and 1,500,000 shares of common stock available for purchase under the warrant issued to Zanett on December 31, 2010. Also includes 4,761,250 shares of common stock available upon conversion, at the current conversion price of $0.10 per share, of the 8% convertible debenture in the principal amount of $476,125 issued to Zanett on August 21, 2012. McAdoo Capital disclaims beneficial ownership of the shares of common stock held by Zanett, the shares of common stock available for purchase under the warrant issued to Zanett and the shares of common stock available upon conversion of the convertible debenture issued to Zanett. Mr. McAdoo disclaims beneficial ownership of the shares of common stock held by McAdoo Capital and Zanett, the shares of common stock available for purchase under the warrant issued to Zanett and the shares of common stock available upon conversion of the convertible debenture issued to Zanett.

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Section 16 Compliance

Section 16(a) of the Exchange Act requires IET’s directors, executive officers and persons who own more than ten percent of IET’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish IET with copies of all such filings.

Based on the foregoing, IET believes that all filings required to be made during fiscal 2014 by its directors, executive officers and persons who own more than ten percent of IET’s common stock pursuant to Section 16(a) of the Exchange Act have been timely filed, except for the Forms 4 required to be filed by Valgene L. Dunham, Ph.D., David N. Harry and Raymond C. Kubacki related to the issuance of common stock on July 1, 2014 as settlement of certain director fees were filed late.

STOCKHOLDER PROPOSALS

Stockholder proposals for presentation at IET’s next annual meeting of stockholders must be received by IET at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2015.  IET’s bylaws contain certain procedures which must be followed in connection with stockholder proposals.

ANNUAL REPORT TO STOCKHOLDERS

The annual report to stockholders for the year ended December 31, 2014 accompanies this proxy statement.  RBSM, LLP has audited the consolidated financial statements for the year ended December 31, 2014, which statements are contained in our annual report to stockholders.  Such annual report, including the audited consolidated financial statements contained therein, is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Selection of the independent registered public accountants for IET is made by the Company’s audit committee.  RBSM, LLP served as IET’s independent registered public accountants for the year ended December 31, 2014.  It is not anticipated that representatives from RBSM, LLP will be present at the annual meeting.

The audit committee has engaged RBSM, LLP to perform the review of the Company’s quarterly financial statements for fiscal 2015. The audit committee has not made its selection of the independent registered public accountants to audit the Company’s consolidated financial statements for the year ending December 31, 2015.

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OTHER MATTERS

It is not expected that any matter not referred to herein will be presented for action at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the annual meeting in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

On written request, IET will provide without charge to each record or beneficial holder of IET’s common stock, a copy of IET’s annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC. Requests should be addressed to Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566. It should be noted that a copy of the annual report on Form 10-K is included with the annual report to stockholders which accompanies this proxy statement.

HOUSEHOLDING

IET has adopted a procedure called “householding,” which has been approved by the SEC.  Under this procedure, IET is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same mailing address and have the same last name, unless IET has received contrary instructions from an affected stockholder.  This procedure reduces IET’s printing costs, mailing costs and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

IET will deliver promptly upon written or oral request a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.  To receive a separate copy of the annual report or proxy statement, you may write to Thomas S. Gifford, Executive Vice President, Chief Financial Officer and Secretary, Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.

By Order of the Board of Directors

Thomas S. Gifford
Secretary

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AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

Integrated Environmental Technologies, Ltd. (the “Corporation”), a corporation incorporated under the laws of the state of Nevada on January 11, 2008, hereby amends and restates its Articles of Incorporation, to embody in one document its original articles and the subsequent amendments thereto, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes.

These Amended and Restated Articles of Incorporation were approved and adopted by the board of directors of the Corporation at a meeting held on April 3, 2015. Upon the recommendation of the board of directors, the stockholders of the Corporation holding a majority of the voting power approved and adopted these Amended and Restated Articles of Incorporation at the Corporation’s annual meeting of stockholders held on May 28, 2015. At the annual meeting, ____ shares of common stock, representing ____% of the Corporation’s outstanding common stock on the record date for the annual meeting, were voted for these Amended and Restated Articles of Incorporation. As a result, these Amended and Restated Articles of Incorporation were authorized and adopted in accordance with the Nevada Revised Statutes.

These Amended and Restated Articles of Incorporation correctly set forth the text of the Corporation’s Articles of Incorporation as amended up to and by these Amended and Restated Articles of Incorporation.

ARTICLE I
NAME OF CORPORATION

The name of the Corporation is Integrated Environmental Technologies, Ltd.

ARTICLE II
REGISTERED OFFICE AND RESIDENT AGENT

The address of the Corporation’s registered office in the state of Nevada is 1645 Village Center Circle, Suite 170, Las Vegas, Nevada 89134, and the Corporation’s resident agent at such address is Vcorp Services, LLC.

ARTICLE III
DURATION

The Corporation shall have perpetual existence.

ARTICLE IV
PURPOSE

The purpose of the Corporation is to engage in any activity within the purposes for which corporations may be incorporated and organized under Chapter 78 of the Nevada Revised Statutes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

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ARTICLE V
POWERS

The Corporation has been formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted under the Nevada Revised Statues, including Sections 78.060 and 78.070 thereof. In addition, the Corporation shall have the following specific powers:

(a) to elect or appoint officers and agents of the Corporation and to fix their compensation; (b) to act as an agent for any individual, association, partnership, corporation or other legal entity; (c) to receive, acquire, hold, exercise rights arising out of the ownership or possession of, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, governments or other legal entities; (d) to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation in accordance with Chapter 78 of the Nevada Revised Statutes; and (e) to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE VI
CAPITAL STOCK

Section 1. Authorized Shares. The total number of shares which the Corporation is authorized to issue is 600,000,000 shares of common stock, par value $0.001 per share.

Section 2. Voting Rights of Stockholders. Each holder of the common stock shall be entitled to one vote for each share of common stock standing in his, her or its name on the books of the Corporation.

Section 3. Consideration for Shares. Shares of common stock shall be issued for such consideration as shall be fixed from time to time by the board of directors of the Corporation. In the absence of fraud, the judgment of the board of directors as to the value of any property or services received in full or partial payment for shares of common stock shall be conclusive. When shares of common stock are issued upon payment of the consideration fixed by the board of directors, such shares shall be taken to be fully paid and non-assessable stock.

Section 4. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the board of directors or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options. In the absence of fraud, the judgment of the board of directors or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive.

ARTICLE VII
PLACE OF MEETINGS; CORPORATE BOOKS

Subject to the laws of the state of Nevada, the stockholders and the directors shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Nevada, at such place or places as may from time to time be designated in the Corporation’s Bylaws or by appropriate resolution.

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ARTICLE VIII
AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

ARTICLE IX
LIMITED LIABILITY OF OFFICERS AND DIRECTORS

To the fullest extent permitted by applicable law, the officers and directors of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, this limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by Section 78.300 of the Nevada Revised Statutes.

ARTICLE X
TRANSACTIONS WITH STOCKHOLDERS

Section 1. Control Share Acquisition Exemption. The Corporation elects not to be governed by the control share acquisition provisions of Nevada law, namely Sections 78.378 through 78.3793 of the Nevada Revised Statutes.

Section 2. Combinations With Interested Stockholders. The Corporation elects not to be governed by the provisions of Section 78.411 through Section 78.444 of the Nevada Revised Statutes.

The undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this ____ day of May, 2015.

Thomas S. Gifford,
Executive Vice President,
Chief Financial Officer and Secretary

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INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

This Proxy is solicited on behalf of the Board of Directors for the

2015 Annual Meeting of Stockholders

The undersigned, revoking all prior proxies, hereby appoints Thomas S. Gifford, with the power to appoint his substitute, the true and lawful proxy holder of the undersigned, and hereby authorizes him to represent and vote, as designated, all of the shares of common stock of Integrated Environmental Technologies, Ltd. (the “Company”) held of record by the undersigned on March 31, 2015, at the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 28, 2015 at 10:00 a.m., local time, at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Suite 300, Red Bank, New Jersey, and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL. IN HIS DISCRETION, THE PROXY NAMED ABOVE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

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▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to be held May 28, 2015. The Proxy Statement and our

2015 Annual Report to Stockholders are available at:

http://viewproxy.com/ietltd/2015

	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
1. To elect as directors, to hold office until the Company's 2016 Annual Meeting of Stockholders or until their respective successors are elected and qualify, the six nominees listed below:	☐	☐	☐

Nominees:

01 David R. LaVance
02 Paul S. Clayson
03 Michael D. Donnell
04 Anthony Giordano, III
05 Raymond C. Kubacki
06 David N. Harry

INSTRUCTIONS: To withhold authority to vote for any individual, mark, "For All Except" and write the nominee's name(s) on the line below.

____

Please mark your votes like this ☒

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED IN THE ACCOMPANYING PROXY STATEMENT, "FOR" PROPOSALS NO. 2 AND NO. 3 AND "FOR" EVERY ONE YEAR IN PROPOSAL NO. 4 CONTAINED THEREIN.

I plan on attending the Annual Meeting ☐

Date:______________________________

____
Signature

____
Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ →

CONTROL NUMBER

[ ]

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.